INVESTOR SECURITIES PURCHASE AGREEMENT



                                 CDI GROUP, INC.
                             251 Industrial Parkway
                          Somerville, New Jersey 08876



                                                        As of January 30, 1995


To the Investors Set Forth
    on Schedule 2.1 hereto

Ladies and Gentlemen:

         The undersigned, CDI Group, Inc., a Delaware corporation (the "Company"), hereby agrees with you as follows:

1. DEFINITIONS.

         For all purposes of this Agreement, the following terms shall have the meanings set forth herein or elsewhere in the provisions hereof:

         "Acquisition" shall mean the acquisition by Newrxco of all of the issued and outstanding capital stock of CDI pursuant to the Acquisition Documents.

         "Acquisition Documents" shall mean, collectively, (i) the Stock Purchase Agreement, dated as of August 26, 1994, among Newrxco, Jules Siegel, Arlene Siegel and Martin Daffner and (ii) all agreements and documents required to be entered into or delivered pursuant thereto or in connection with the Acquisition.

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer or a member of the Board of Directors or a beneficial holder of at least five percent (5%) of the then outstanding capital stock (or other shares of beneficial interest) of the Company (or other specified Person) and Family Members of any such Person, (b) any Person of which the Company (or other specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or other specified Person) directly or indirectly, either beneficially owns at least five percent (5%) of the then outstanding capital stock (or other shares of beneficial interest) or constitutes at least a five percent (5%) equity participant, and (c) in the case of a specified Person who is an individual, Family Members of such Person.

         "BBV" shall mean BancBoston Ventures Inc., a Massachusetts corporation.

         "CDI" shall mean Community Distributors, Inc., a Delaware corporation.

         "Charter" shall include the articles or certificate of incorporation, statute, constitution, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended and in effect.

         "Class A Common Stock" shall have the meaning specified in Section 3.5(a) hereof.

         "Class B Common Stock" shall have the meaning specified in Section 3.5(a) hereof.

         "Closing" shall have the meaning specified in Section 2.2 hereof.

         "Closing Date" shall have the meaning specified in Section 2.2 hereof.

         "Commission" shall mean the Securities and Exchange Commission.

         "Common Shares" shall mean (a) the shares of Common Stock issued to the Investors hereunder, (b) any shares of Common Stock into which such shares of Common Stock have been converted, (c) any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company and
(d) any shares of capital stock issued with respect to the foregoing pursuant to a stock split or stock dividend; provided that no Common Shares which have been sold pursuant to a Public Sale shall be considered to be outstanding Common Shares or Securities hereunder.

         "Common Stock" shall mean, collectively, the Class A Common Stock and the Class B Common Stock, each having the rights and privileges set forth in Exhibit A hereto, and any capital stock or other securities into which or for which such Class A Common Stock or Class B

Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

         "Credit Agreement" shall mean the Credit Agreement, of even date herewith, among CDI, the lenders named therein, and Banque Paribas as agent, as the same may be amended, renewed or extended from time to time.

         "Disposition Event" shall mean the occurrence of any of the merger, consolidation, or sale of all or substantially all of the assets of the Company or any Subsidiary comprising a majority of the Company or the sale or other transfer of a majority of the capital stock of the Company or any such Subsidiary.

         "Distribution" shall mean (a) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Company or other specified Person or the repayment of any of the principal or accrued interest on the Notes, (b) the purchase, redemption or other retirement of any of the Notes or any shares of any class of capital stock of the Company or other specified Person, directly or indirectly or otherwise, or (c) any other distribution on or in respect of any of the Notes or any shares of any class of capital stock of the Company or other specified Person.

         "Employment Agreements" shall mean, collectively, the Employment and Non-Competition Agreements, each dated as of the date hereof, entered into by Newrxco and each of Frank Marfino, Todd Pluymers, Lynn Shallcross and William Gilligan, as such Employment Agreements may be amended, restated, modified or supplemented from time to time.

         "Family Members" shall mean, as applied to any individual, any parent, spouse, child, spouse of a child, brother or sister of such individual, and any trust created for the benefit of any of such Persons and each custodian of any property of any of such Persons.

         "Harvest Stockholders" shall mean, collectively, HPI, HTP, European Development Capital Corporation N.V. and Deutsche Beteiligungsgesellschaft mbH.

         "HPI" shall mean Harvest Partners International, LP.

         "HTP" shall mean Harvest Technology Partners, LP.

         "Investor Stockholder" shall mean (a) each Investor for so long as such Investor holds Securities and any other Person to whom such Investor transfers Securities in accordance with the Stockholder Agreement (other than pursuant to the Management Option Agreement) and (b) Banque Paribas for so long as Banque Paribas holds Paribas Warrant Securities and any other Person to whom Banque Paribas transfers Paribas Warrant Securities in accordance with the Stockholder Agreement.

         "Investors" shall mean, BBV and the Harvest Stockholders.

         "Major Holder" shall mean the Harvest Stockholders and any other Investor Stockholder, who together with its Affiliates, holds at the relevant time of determination (i) in the case of Common Shares and Warrant Shares, at least five percent (5%) of the then outstanding number of Common Shares and Warrant Shares, (ii) in the case of Preferred Shares, at least five percent (5%) of the then outstanding number of Preferred Shares or (iii) in the case of the Notes, at least five percent (5%) of the then outstanding principal amount of the Notes.

         "Majority Holders of the Common Shares" shall mean the holder or holders at the relevant time of determination (excluding the Company) of fifty-one percent (51%) or more of the number of then issued and outstanding Common Shares.

         "Majority Holders of the Notes" shall mean the holder or holders at the relevant time of determination (excluding the Company) of fifty-one percent (51%) or more of the then outstanding principal amount of the Notes.

         "Majority Holders of the Preferred Shares" shall mean the holder or holders at the relevant time of determination (excluding the Company) of fifty-one percent (51%) or more of the then outstanding number of Preferred Shares.

         "Management Fee Agreement" shall mean (a) the Management Fee Agreement of even date herewith between Newrxco and BBV and (b) the Management Fee Agreement of even date herewith between Newrxco and Harvest Partners, Inc., each as amended and in effect from time to time.

         "Management Option Agreement" shall mean the Option Agreement of even date herewith among BBV, the Harvest Stockholders and Frank Marfino, on behalf of the executive officers of the Company, pursuant to which each of BBV and the Harvest Stockholders have granted certain options to such officers to purchase the number of shares of Common

Stock and Preferred Stock specified therein during the period from the date hereof until July 31, 1995.

         "Management Options" shall mean the options for the purchase of shares of Class A Common Stock issued pursuant to the Stock Option Agreements.

         "Management Purchase Agreements" shall mean the Management Securities Purchase Agreement pursuant to which Frank Marfino purchases Common Stock and Preferred Stock.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, properties, condition (financial or otherwise), performance, results of operations, or prospects of the Company, (b) the ability of the Company to perform its obligations under this Agreement and the Related Agreements, or (c) the validity or enforceability of this Agreement or any of the Related Agreements or the rights or remedies thereunder.

         "Merger" shall have the meaning specified in Section
5.7 hereof.

         "Merger Documents" shall mean (a) the Certificate of Ownership and Merger, of even date herewith, filed with the Delaware Secretary of State and
(b) all other related documents with respect to the Merger.

         "Newrxco" shall mean Newrxco, Inc., a Delaware corporation.

         "Notes" shall mean the Company's Senior Subordinated Notes, in the aggregate principal amount of $12,907,780, in the form of Exhibit B hereto, issued pursuant to Section 2.1 hereof, and any other Notes transferred to any other holders pursuant to Section 10 hereof.

         "Paribas" shall mean Paribas Principal, Inc.

         "Paribas Option Agreement" shall mean the Option Agreement of even date herewith among BBV, the Harvest Stockholders and Paribas pursuant to which BBV and the Harvest Stockholders have granted an option to Paribas to purchase the shares of Common Stock and Notes specified therein.

         "Paribas Warrant" shall mean the Warrants of the Company issued pursuant to the Paribas Warrant Agreement, as amended and in effect from time to time.

         "Paribas Warrant Agreement" shall mean the Warrant Agreement of even date herewith between the Company and Banque Paribas, as amended, renewed or extended from time to time.

         "Paribas Warrant Securities" shall mean the Paribas Warrant and the Warrant Shares.

         "Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         "Preferred Shares" shall mean (a) the shares of Preferred Stock issued to the Investors pursuant to this Agreement, and (b) any capital stock or other securities into which or for which any such shares of Preferred Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company, provided that the foregoing capital stock shall be Preferred Shares only so long as such capital stock has not been sold pursuant to a Public Sale.

         "Preferred Stock" shall have the meaning specified in Section 3.5(a) hereof.

         "Principal Holder" shall mean any Person, who together with its Affiliates, holds at the relevant time of determination (i) in the case of Common Shares and Warrant Shares, at least ten percent (10%) of the then outstanding number of Common Shares and Warrant Shares, (ii) in the case of the Notes, at least ten percent (10%) of the then outstanding principal amount of the Notes, or (iii) in the case of Preferred Shares, at least ten percent (10%) of the then outstanding number of Preferred Shares. For purposes of this definition, the Harvest Stockholders shall be deemed to be Affiliates of each other.

         "Public Sale" shall mean any sale of Common Stock or Preferred Stock to the public pursuant to a public offering registered under the Securities Act, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Act.

         "Purchase Price" shall have the meaning set forth in Section 2.1 hereof.

         "Purchased Securities" shall have the meaning set forth in Section 2.1 hereof.

         "Qualified Public Offering" shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which not less than $20,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, among the Company, the Investors, Paribas Principal, Inc., Banque Paribas, TA Holding, Inc., Jon Tietbohl and Frank Marfino in the form of Exhibit C hereto, as the same may be amended, restated, modified or supplemented from time to time.

         "Related Agreements" shall mean, collectively, the Notes, the Stockholder Agreement, the Registration Rights Agreement, the Charters of the Company and each of its Subsidiaries, the Management Purchase Agreement, the Employment Agreements, the Stock Option Agreements, the Management Option Agreement, the Acquisition Documents, the Merger Documents, the Credit Agreement, the Senior Loan Documents, the Paribas Option Agreement, the Paribas Warrant, the Paribas Warrant Agreement, the Management Fee Agreement, the Subscription Agreement between the Company and the Subscription Agreement between the Company and Jon Tietbohl.

         "Restricted Payment" shall mean any payment (whether in cash, securities or other property, and including any management, consulting or investment banking fees) to or for the benefit of any Affiliate of the Company or any of its Subsidiaries, other than Distributions.

         "Securities" shall mean the Preferred Shares, the Common Shares and the Notes; provided, that no Securities which have been sold pursuant to the terms of the Management Option Agreement shall be considered to be outstanding Securities hereunder.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Senior Loan Documents" shall mean the "Credit Documents" as such term is defined in the Credit Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Small Business Act" shall mean the Small Business Investment Act of 1958, as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, all as the same shall be in effect from time to time.

         "Stock Option Agreements" shall mean (i) the Incentive Stock Option Agreement of even date herewith between the Company and Frank Marfino and (ii) the Disposition Event Stock Option Agreement between the Company and Frank Marfino.

         "Stockholder Agreement" shall mean the Stockholder Agreement, among the Company, the Investors, Banque Paribas, Paribas Principal Inc., TA Holding, Inc., Jon Tietbohl and Frank Marfino, in the form of Exhibit D hereto.

         "Subsidiary" shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) entitled ordinarily to vote for the election of such business entity's directors (or in the case of a business entity that is not a corporation, for those Persons exercising functions similar to directors of a corporation).

         "Transfer Notice" shall have the meaning specified in Section 10.2 hereof.

         "Warrant Shares" shall mean (a) all shares of Common Stock issued or issuable upon exercise of the Paribas Warrants in accordance with their terms,
(b) any shares of Common Stock into which such shares of Common Stock have been converted, (c) any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company and (d) any shares of capital stock issued with respect to the foregoing pursuant to a stock split or stock dividend; provided that no Warrant Shares which have been sold pursuant to a Public Sale shall be considered to be outstanding Warrant Shares or Securities hereunder.

2. SALE AND PURCHASE OF PURCHASED SECURITIES.

         2.1. Sale and Purchase of Purchased Securities. The Company agrees to issue and sell to the Investors, and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, each of the Investors severally agrees to purchase, the Securities set forth opposite such Investor's name on Schedule 2.1 hereto (the "Purchased Securities"), in consideration for the purchase price designated for such Purchased Securities on Schedule 2.1 (the "Purchase Price"). The obligations of the Investors hereunder are several and not joint and none of the Investors shall have any obligation or liability for the obligations of any of the other Investors hereunder.

         2.2. Closing. The closing of the purchase and sale of the Purchased Securities (the "Closing") will take place at the offices of White & Case, 1155 Avenue of the Americas, New York, New York on January 30, 1995 or such other date as the parties hereto may agree upon (the "Closing Date"). At the Closing, the Company will deliver to each Investor the Purchased Securities purchased by such Investor against payment by such Investor of the Purchase Price set forth on Schedule 2.1 opposite such Investor's name in immediately available funds. The Purchased Securities purchased by each Investor will be issued to such Investor on or before the Closing Date and registered in such Investor's name in the Company's records.

         2.3. Use of Proceeds. The Company agrees that it will use the proceeds from the sale of the Purchased Securities hereunder solely to finance part of the Acquisition. The Company further agrees that it will not use any part of the proceeds from the sale of the Purchased Securities to purchase or carry any "margin security" or "margin stock", as such terms are defined in any regulation, rule or interpretation of the Board of Governors of the Federal Reserve System.

3. REPRESENTATIONS AND WARRANTIES.

         In order to induce each of the Investors to enter into this Agreement and to purchase the Purchased Securities to be purchased by such Investor, the Company hereby represents and warrants that, both before and immediately after giving effect to the Closing, the Acquisition and the Merger:

         3.1. Organization and Good Standing. The Company and each of its Subsidiaries is duly organized and existing in good standing in its jurisdiction of incorporation, is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary, and has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

         3.2. Authorization. The execution, delivery and performance by the Company of this Agreement and the execution and delivery by the Company and each of its Subsidiaries of each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, (a) are within the Company's or such Subsidiary's corporate power and authority, (b) have been duly authorized by all necessary corporate proceedings, and (c) do not conflict with or result in any breach of any provision of or the creation of any lien upon any of the property of the Company or any of its Subsidiaries or require any consent or approval pursuant to the Charter or bylaws of the Company or any of its Subsidiaries or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

         3.3. Enforceability. The execution and delivery by the Company of this Agreement and the execution and delivery by the Company and each of its Subsidiaries of each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, will result in legally binding obligations of the Company or such Subsidiary, enforceable against it in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights, (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought, and
(c) the enforceability of the indemnities contained in the Registration Rights Agreement may be limited under federal securities laws.

         3.4. Governmental Approvals. Except as set forth in Schedule 3.4 hereto, the execution, delivery and performance by the Company of this Agreement and the execution and delivery by the Company and each of its Subsidiaries of each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency prior to the Closing other than those already obtained or filed.

         3.5. Capitalization.

         (a) Capital Stock. The authorized capital stock of the Company consists solely of (i) 7,500 shares of Preferred Stock, $1.00 par value per share (the "Preferred Stock"), (ii) 600,000 shares of Class A Voting Common Stock, $.00001 par value per share (the "Class A Common Stock") and (iii) 600,000 shares of Class B Non-Voting Common Stock, $.00001 par value per share ("Class B Common Stock"). On the Closing Date, after giving effect to the transactions contemplated hereby and by the Related Agreements, the Company will have no outstanding capital stock other than 7,500 shares of Preferred Stock, 311,285 shares of Class A Common Stock and 88,715 shares of Class B Common Stock, all of which will be owned as set forth in Schedule 3.5(a) hereto, and all of which will be duly authorized, validly issued, fully paid and nonassessable.

         (b) Options, Etc. Except for the Management Options and the Paribas Warrant, the Company has no outstanding rights (either preemptive or other) or options to subscribe for or purchase from the Company and no warrants or other agreements providing for or requiring the issuance by the Company, of any of its capital stock or any securities convertible into or exchangeable for its capital stock.

         (c) Reservation, Etc. Sufficient shares of authorized but unissued Class A Common Stock and Class B Common Stock have been reserved by appropriate corporate action in connection with the conversion of shares of Class A Common Stock into shares of Class B Common Stock and the conversion of shares of Class B Common Stock into shares of Class A Common Stock, as provided in the Charter of the Company. Neither the conversion of shares of Class A Common Stock into shares of Class B Common Stock, nor the conversion of shares of Class B Common Stock into shares of Class A Common Stock, as provided in the Charter of the Company, will (i) require any further corporate action by the stockholders or directors of the Company, (ii) be subject to any preemptive rights of any present or future stockholders of the Company, or (iii) conflict with any provision of any agreement to which the Company is a party or by which it is bound.

         3.6. Subsidiaries. Immediately prior to the Closing, other than Newrxco, the Company does not have any Subsidiaries and does not own or hold of record and/or beneficially any shares of any class in the capital of any other corporation. Immediately prior to the Merger, the authorized capital stock of Newrxco consists solely of 1,000 shares of Common Stock, $.01 par value per share of which 1,000 shares are issued and outstanding, all of which are owned by the Company and are validly issued, fully paid and nonassessable. At the Closing, after giving effect to the Acquisition and the Merger, other than CDI, the Company does not have any Subsidiaries and does not own or hold of record and/or beneficially any shares of any class in the capital of any other corporation. After giving effect to the Merger, the authorized capital stock of CDI consists solely of 1,000 shares of Common Stock, $.01 par value per share of which 1,000 shares are issued and outstanding, all of which are owned by the Company, free and clear of any lien other than liens permitted by the Credit Agreement, and are validly issued and outstanding, fully paid and nonassessable. Neither the Company nor any of its Subsidiaries owns any legal and/or beneficial interests in any partnerships, business trusts or joint ventures or in any other unincorporated trade or business enterprises.

         3.7. Small Business Concern. The Company meets the criteria established under the Small Business Act for classification as a "small business concern" within the meaning of the Small Business Act.

         3.8. Governmental Regulations. Neither the Company nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is the Company or any of its Subsidiaries a "registered investment company", or an "affiliated person" or a "principal underwriter" of a "registered investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         3.9. Disclosure. No representation, warranty or statement made by the Company or any of its Subsidiaries in this Agreement, any Related Agreement or any agreement, certificate, statement or document furnished by or on behalf of the Company or any of its Subsidiaries in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

4. INVESTMENT REPRESENTATION.

         Each of the Investors represents and warrants to the Company that (a) such Investor is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act and (b) such Investor is acquiring the Purchased Securities for investment, and not with a view to selling or otherwise distributing the Purchased Securities; provided, however, that the disposition of such Investor's property shall at all times be and remain in such Investor's control, subject to the provisions of Section 10 hereof. Each of HPI and HTP represents and warrants that its principal place of business is in the State of New York and that it is an "institutional investor" for purposes of Section 359(e)(i)(a) of the New York General Business Law.

5. CONDITIONS TO PURCHASE.

         The obligation of each Investor to purchase the Purchased Securities to be purchased by such Investor pursuant to this Agreement is subject to compliance by the Company with its agreements contained herein, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

         5.1. This Agreement; Related Agreements. This Agreement and each of the Related Agreements shall have been executed and delivered in a form reasonably satisfactory to you, shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with your prior written consent. All covenants, agreements and conditions contained herein or in the Related Agreements which are to be performed or complied with on or prior to the Closing Date shall have been performed or complied with (or waived with your prior written consent) in all material respects.

         5.2. Charter Documents; Good Standing Certificates. You shall have received from the Company and each of its Subsidiaries a copy, certified by a duly authorized officer of the Company to be true and complete as of the Closing Date, of the Charter and the bylaws of the Company and each of its Subsidiaries and a certificate, dated not more than ten (10) days prior to the Closing Date, of the Secretary of State or other appropriate official of each state in which the Company or any of its Subsidiaries is incorporated, organized or qualified to do business, as to the Company's good standing or qualification to do business in such state.

         5.3. Proof of Corporate Action; Approvals. You shall have received from the Company and each of its Subsidiaries copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement or any of the Related Agreements to which the Company or such Subsidiary is or is to become a party.

         5.4. Incumbency Certificate. You shall have received from the Company and each of its Subsidiaries an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of the Company or such Subsidiary, as applicable, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company or such Subsidiary, as applicable, this Agreement and each of the Related Agreements to which the Company or such Subsidiary is or is to become a party, and to give notices and to take other action on such Person's behalf under each of such documents.

         5.5. Representations and Warranties; Officers' Certificates. The representations and warranties of the Company or any of its Subsidiaries contained or incorporated by reference herein shall be true and correct after completion of the Acquisition and the Merger on and as of the

Closing Date; and the Company and each of its Subsidiaries shall have performed and complied with all conditions and agreements required to be performed or complied with by it hereunder and under the Related Agreements prior to the Closing; and each of you shall have received on the Closing Date a certificate to these effects signed by the President and the Chief Financial Officer of the Company.

         5.6. Legality; Governmental Authorization. The purchase of the Purchased Securities shall not be prohibited by any law, governmental order or regulation, and shall not subject any of you to any penalty, special tax, or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

         5.7. Completion of Acquisition and Merger. On the Closing Date, simultaneously with the purchase and sale of the Purchased Securities hereunder,
(i) Newrxco shall have completed the Acquisition pursuant to the Acquisition Documents, and (ii) Newrxco and CDI shall have completed the merger (the "Merger") of Newrxco with and into CDI pursuant to the Merger Documents, with CDI as the survivor of the Merger, each on terms satisfactory to you in all respects.

         5.8. SBIC Documentation. The Company shall have executed and delivered to BBV and any other Investor which is a "small business investment company" all documents required by such Investor in connection with the investment contemplated hereby under the rules and regulations applicable to such Investor by virtue of its status as a "small business investment company".

         5.9. Debt Financing. Simultaneously with the purchase and sale of the Purchased Securities hereunder, CDI shall have obtained financing on terms satisfactory to you from one or more senior lenders pursuant to the Credit Agreement, providing total credit of not less than $58,000,000.

         5.10. No Material Change. Since July 31, 1994, no event or change (other than the Acquisition and the Merger) shall have occurred that would cause or evidence a Material Adverse Effect.

         5.11. Expenses. Bingham, Dana & Gould, special counsel to the Investors and the Company, shall have received from the Company payment in full for all legal fees charged and all costs and expenses incurred by such counsel through the Closing Date in connection with the transactions contemplated by this Agreement and the Related Agreements. All of the other fees, expenses and disbursements incurred by you or your accountants and other consultants in connection with your due diligence investigation of the Company and its Subsidiaries shall have been paid in full by the Company.

         5.12. Legal Opinion. Each of the Investors shall have received from special counsel their favorable opinion, substantially in the form of Exhibit E hereto.

         5.13. No Litigation. No restraining order or injunction shall prevent the transactions contemplated by this Agreement and no action, suit or proceeding shall be pending or threatened before any court or administrative body in which it will be, or is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

         5.14. Amendment of Charter. The Company shall have amended its Charter to read as set forth in Exhibit A hereto.

         5.15. Subscription Agreements. Simultaneously with the purchase and sale of the Purchased Securities hereunder, the Company and each of TA Holding, Inc. and Jon Tietbohl shall have executed and delivered Subscription Agreements providing total capital to the Company of not less than $420,000.

         5.16. Closing Fees. The Company shall have paid to (i) First Capital Corporation a closing fee in the amount of $500,000 and (ii) Harvest Partners, Inc. a closing fee in the amount of $500,000.

         5.17. Simultaneous Purchase of Purchased Securities. It shall be a condition concurrent to each Investor's obligation to purchase the Purchased Securities to be purchased by such Investor that the other Investors purchase the Purchased Securities to be purchased by such Investors.

         5.18. General. All instruments and legal, governmental, administrative and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be satisfactory in form and substance to you, and you shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, opinions of counsel, consents, licenses, approvals, permits and orders, which you may have requested in connection therewith.

6. INFORMATION RIGHTS AND OTHER COVENANTS.

         The Company hereby agrees that so long as any Securities or Paribas Warrant Securities are outstanding, it will comply and will cause its Subsidiaries to comply with the following provisions unless otherwise consented to by each of the Investor Stockholders:

         6.1. Delivery of Financial Information. The Company will deliver to each Investor Stockholder copies of all financial reports, notices and all other documents or reports which the Company or any of its Subsidiaries furnishes to any lender to the Company or any of its Subsidiaries promptly upon providing such notices, reports or documents to such lenders; provided, that, in any event, the Company shall deliver to each Investor Stockholder the notices, financial reports and other information described in Section 8.01 of the Credit Agreement as in effect on the date hereof, without giving any effect to any amendment or modification of the terms of such provisions, any payment on or discharge of the indebtedness outstanding thereunder, any termination thereof, or any approval, consent, or waiver given pursuant thereto.

6.2. Rights to Attend Meetings.

         (a) Board Meetings. The Company will give each Major Holder at least five (5) business days' prior written notice (unless exigent circumstances require a shorter time period) of the time, place and subject matter of any proposed meeting (or action by written consent) of the board of directors or executive committee of the Company or any of its Subsidiaries, such notice to include true and complete copies of all documents furnished to any director in connection with such meeting or consent. Any two (2) of such Major Holder's officers and authorized representatives (in addition to any of such Major Holder's officers or representatives who have been elected to the board of directors) will be entitled to attend as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto. The Company will, and will cause its Subsidiaries to, call and hold a meeting of its board of directors or executive committee at least once each fiscal quarter.

         (b) Annual Meetings. Within sixty (60) days after the Company's annual audited financial statements are furnished and on not less than thirty (30) days' and not more than sixty (60) days' prior written notice, each of the Company and its Subsidiaries will hold an annual meeting of its stockholders at which the principal executive, financial and operations officers of the Company or such Subsidiary, as applicable, will present a review of, and will discuss with those in attendance, in reasonable detail, the general affairs, management, financial condition, results of operations and business prospects of the Company or such Subsidiary, as applicable. The Company will give each holder of Securities at least thirty (30) days' advance written notice of each such meeting and will allow each holder of Securities to attend each such meeting.

         6.3. Other Information. From time to time upon the request of any representative designated by any Investor Stockholder who holds at least three percent (3%) of the then outstanding (i) number of Common Shares and Warrant Shares, (ii) number of Preferred Shares or (iii) principal amount of the Notes, the Company will furnish to any authorized officer or representative of such Person such information regarding the business, affairs, prospects and financial condition of the Company and its Subsidiaries as such officer or representative may reasonably request. Each such officer or representative shall have the right during normal business hours to examine the books and records of the Company, to make copies, notes and abstracts therefrom, and to make an independent examination of the books and records of the Company and its Subsidiaries and to inspect the properties of the Company and its Subsidiaries.

         6.4. Confidentiality. Each Investor Stockholder (other than Paribas and Banque Paribas) and its officers and representatives will hold, and use its best efforts to require others to hold, in confidence all proprietary or confidential information of the Company and its Subsidiaries provided or made available to such Investor Stockholder pursuant to this Section 6 until such time as such information has been publicly disclosed other than as a consequence of any breach by an Investor Stockholder of its confidentiality obligations hereunder. Upon exercise of its option under the Paribas Option Agreement, Paribas and Banque Paribas agree to comply with the provisions of Section 14.18 of the Credit Agreement as in effect on the Closing Date, as if such provisions are incorporated herein by reference, with respect to all proprietary and confidential information of the Company and its Subsidiaries provided or made available to Paribas and Banque Paribas hereunder.

         6.5. Post-Closing Review. Within 90 days following the Closing Date, the Company shall deliver to BBV and any other Investor Stockholder which is a "small business investment company" a certificate of the President of the Company stating that the proceeds from the sale of the Purchased Securities were used for the purposes specified in Section 2.3 hereof.

         6.6. Distributions. Except for (a) the repayment of all of the Notes and the redemption of all of the outstanding shares of Preferred Stock (i) on January 31, 2005, or (ii) in connection with the closing of a Disposition Event,
(b) the prepayment of all of the Notes and the redemption of all of the Preferred Stock prior to January 31, 2005, or (c) repurchases of Common Stock and Preferred Stock held by executive employees of the Company and its Subsidiaries pursuant to management securities purchase agreements entered into pursuant to the Management Option Agreement, the Company will not make any Distribution to any Principal Holder unless each Investor Stockholder is given the option to receive concurrently therewith a pro rata portion (based upon the respective number of Common Shares and Warrant Shares or the principal amount of the Notes or Preferred Stock then held by such Investor Stockholders) of the amount of such Distribution on the same terms and conditions as such Principal Holder.

         6.7. Transactions with Affiliates. Neither the Company nor any of its Subsidiaries will (a) engage in any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms-length basis in the ordinary course of business, (b) engage in any merger, consolidation or other similar transaction with, or sale of a material amount of assets to, any Affiliate or (c) make any Restricted Payment other than (i) compensation payable to Frank Marfino, Todd Pluymers, Lynn Shallcross, and William Gilligan pursuant to the terms of the Employment Agreements, (ii) payments of base salary to each other executive employee of the Company as currently in effect and any increases thereto or bonuses approved by Company's Board of Directors, (iii) the reasonable compensation for and reimbursement of out-of-pocket expenses of any member of the Board of Directors of the Company or any of its Subsidiaries who is not an employee, officer or shareholder of the Company or any of its Subsidiaries, (iv) the reasonable costs and expenses associated with any rights of board or executive committee attendance or observation or inspection and lodging expenses related thereto, (v) any payments to BBV and Harvest Partners, Inc. or their Affiliates pursuant to the Management Fee Agreement not to exceed $500,000 in aggregate amount in any year, (vi) Distributions permitted pursuant to Section 6.6 hereof or (vii) any Restricted Payment permitted pursuant to the Credit Agreement as in effect on the Closing Date.

7. SALE OR TRANSFER OF PREFERRED SHARES, COMMON SHARES AND NOTES; REGISTRATION RIGHTS.

         You shall have certain rights with respect to the sale of the Preferred Shares, Common Shares and Notes as set forth in the

Stockholder Agreement. You also shall have certain registration rights with respect to the Common Shares as set forth in the Registration Rights Agreement.

8. SUBSEQUENT HOLDERS OF SECURITIES.

         Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement and the Related Agreements that are for your benefit as the holder of any Securities or Paribas Warrant Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities or Paribas Warrant Securities, except any holder of Securities or Paribas Warrant Securities which have been sold pursuant to a Public Sale, and except as otherwise expressly provided herein. Furthermore, no Securities or Paribas Warrant Securities which have been sold pursuant to a Public Sale shall be deemed to be outstanding Preferred Shares, Common Shares or Notes, as applicable, Securities or Paribas Warrant Securities for any purposes of this Agreement.

9. REGISTRATION AND TRANSFER OF SECURITIES.

         9.1. Registration, Transfer and Exchange of Notes.

         (a) The Company shall keep at its principal office a register in which shall be entered the names and addresses of the registered holders of the Notes issued by it and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "holder" or "holder of record" of any Note shall mean the payee thereof unless the payee shall have presented such Note to the Company for transfer and the transferee shall have been entered in said register as a subsequent holder, in which case the terms shall mean such subsequent holder. The ownership of any of the Notes shall be proven by such register and the Company may conclusively rely upon such register.

         (b) The holder of any of the Notes may at any time and from time to time prior to maturity or redemption thereof surrender any Note held by it for exchange or (subject to compliance with the applicable provisions of Section 10 hereof) transfer at said office of the Company. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to such holder, the Company shall issue, at its expense, in exchange therefor another Note or Notes, dated the date to which interest has been paid on the surrendered Note, for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the

Note or Notes so surrendered. Each such new Note shall be in the denominations and registered in the name of such person or persons as the holder of such surrendered Note or Notes may designate in writing, and such exchange shall be made in a manner such that no additional or lesser amount of principal or interest shall result. The Company will pay shipping and insurance charges, from and to each holder's principal office, involved in the exchange or transfer of any Note.

         (c) Each Note issued hereunder, whether originally or in substitution for, or upon transfer or exchange of, any Note shall be registered on the date of execution thereof by the Company. The registered holder of record shall be deemed to be the owner of the Note for all purposes of this Agreement. All notices given hereunder to the holder of record shall be deemed validly given if given in the manner specified in Section 12 hereof.

         9.2. Transfer and Exchange of Common Stock and Preferred Stock.

         (a) The Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of the Common Stock and the Preferred Stock and the particulars (including, without limitation, the class thereof) of the respective shares of Common Stock and the Preferred Stock held by them and of all transfers or conversions of shares of Common Stock from one class to another. References to the "holder" or "holder of record" of any Common Stock or Preferred Stock shall mean the holder thereof unless the holder shall have presented stock certificates evidencing same to the Company for transfer and the transferee shall have been entered in said register as a subsequent holder, in which case the terms shall mean such subsequent holder. The ownership of any of the Common Stock and Preferred Stock shall be proven by such register and the Company may conclusively rely upon such register.

         (b) Upon surrender at such office of any certificate representing shares of Common Stock or Preferred Stock for registration of exchange or (subject to compliance with the applicable provisions of this Agreement, including, without limitation, the conditions set forth in Section 10 hereof or the Stockholder Agreement) transfer or, in the case of Common Stock, conversion, the Company shall issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for shares of Preferred Stock or of such class or series of Common Stock as may be requested, and registered as such holder may request. Any certificate representing shares of Common Stock or Preferred Stock surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or such holder's attorney duly authorized in writing. The Company will pay shipping and insurance charges, from and to each holder's principal office, upon any transfer, exchange or conversion provided for in this Section 9.2.

         (c) Each stock certificate evidencing Common Stock and Preferred Stock, whether originally or in substitution for, or upon transfer or exchange of, any Common Stock or Preferred Stock shall be registered on the date of execution thereof by the Company. The registered holder of record shall be deemed to be the owner of the Common Stock and Preferred Stock for all purposes of this Agreement. All notices given hereunder to the holder of record shall be deemed validly given if given in the manner specified in Section 12 hereof.

         9.3. Replacement of Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Security and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Security held by you or another institutional holder, of an unsecured indemnity agreement from you or such other holder reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Security for cancellation to the Company at its principal office, the Company, at its own expense, will execute and deliver, in lieu thereof, a new Security of like tenor, dated in the case of a Note so that there will be no loss of interest. Any Security in lieu of which any such new Security has been so executed and delivered by the Company shall not be deemed to be outstanding for any purpose of this Agreement.

10. RESTRICTIONS ON TRANSFER.

         10.1. General Restriction. The Securities shall be transferable only upon satisfaction of the conditions set forth in this Section 10 and any applicable provisions of the Stockholder Agreement.

         10.2. Notice of Transfer. Prior to any transfer of any Securities, the holder thereof shall be required to give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee (the "Transfer Notice"), accompanied by (a) if reasonably determined by the Company to be necessary with respect to such transfer, an opinion of Bingham, Dana & Gould addressed to the Company, or other counsel reasonably acceptable to the Company, that such transfer may be effected without registration of such Securities under the Securities Act, and (b) the written agreement of the proposed transferee to be bound by all of the provisions hereof and, where required by the terms thereof, the Stockholder Agreement and the Registration Rights Agreement.

         10.3. Restrictive Legends. Except as otherwise permitted by this
Section 10, each Security shall bear the legend specified for such Security in
Schedule 10.3 hereto.

         10.4. Termination of Restrictions. The restrictions imposed by this
Section 10 upon the transferability of any Securities shall terminate as to such Securities upon the sale of such Securities pursuant to a Public Sale. Whenever any of such restrictions shall terminate as to any Securities, the holder thereof shall be entitled to receive from the Company, at the Company's expense, new securities without such legends.

         10.5. Paribas Warrant Securities. The Paribas Warrant Securities shall be transferable only upon satisfaction of the conditions set forth in Section 5 of the Paribas Warrant Agreement and any applicable provisions of the Stockholder Agreement.

11. EXPENSES; INDEMNITY.

         (a) The Company hereby agrees to pay on demand (i) all reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions contemplated by this Agreement and the Related Agreements, (ii) all reasonable out- of-pocket expenses incurred by the Investors in connection with any rights of board or executive committee attendance or inspection and travel and lodging expenses related thereto, (iii) the reasonable fees and expenses of one counsel representing the Investors in connection with (A) any amendments or waivers (whether or not the same become effective) to this Agreement and the Related Agreements and (B) the exercise or enforcement of any rights hereunder or under or with respect to any Related Agreement and (iv) the reasonable expenses of publicizing the investment contemplated by this Agreement, in accordance with
Section 15 hereof, by means of a customary advertisement in newspapers and other periodicals.

         (b) The obligations of the Company under this Section 11 shall survive payment or transfer of the Securities and the termination of this Agreement.

12. NOTICES.

         Any notice provided for in this Agreement or the Securities will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

         If to the Company, to it at the address set forth on page 1 hereof, to the attention of the President, or at such other address as such person shall have specified by notice actually received by the addressor.

         If to any of the Investors, then to such Investor at the address and to the attention of the Person set forth on Schedule 2.1 hereto, or at such other address as such Investor shall have specified by notice actually received by the addressor.

         If to any other holder of record of any Security, to it at its address set forth in the applicable register referred to in Section 9 hereof.

Any such notice shall be effective (a) if delivered personally or by telecopier, when received, (b) if sent by overnight courier, when receipted for, and (c) if mailed, three (3) days after being mailed as described above.

13. TERMINATION; SURVIVAL AND TERMINATION OF COVENANTS.

         This Agreement shall terminate on that date which is the earlier of (i) the date on which there are no longer any Securities issued and outstanding or
(ii) the date on which the Company shall complete and close a Qualified Public Offering. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to you pursuant hereto shall be deemed to have been relied on by you, notwithstanding any investigation made by you or on your behalf, and shall survive the execution and delivery to you of this Agreement and of the Securities.

14. AMENDMENTS AND WAIVERS.

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders of the Preferred Shares, the Majority Holders of the Common Shares and the Majority

Holders of the Notes, respectively, with respect to any provision of this Agreement which by its terms operates for the benefit of such respective holders. Any term of the Notes may be amended and the observance of any term of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders of the Notes with respect to whom such amendment or waiver is made. Notwithstanding the foregoing, (a) without the prior written consent of each holder of Notes with respect to whom such amendment or waiver is made, no such amendment or waiver shall extend the fixed maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on, or reduce the amount or extend the time of payment of any principal payable on any prepayment of, any Note with respect to whom such amendment or waiver is made,
(b) without the prior written consent of each Investor Stockholder, no such amendment or waiver may amend or waive any provision of Sections 6 and 13 (including any definitions used in such sections) so as to affect such Investor Stockholder's rights thereunder, or (c) without the prior written consent of the Investor Stockholders, no such amendment or waiver shall reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment or waiver pursuant to the foregoing clause (b). Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each holder of any Security sold pursuant to this Agreement and the Company.

15. RIGHT TO PUBLICIZE.

         Each of the Investors hereby agrees that it will not publicize its investment in the Company as contemplated hereby without the prior consent of BBV and the Harvest Stockholders.

16. CONSTRUCTION.

         The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

17. MISCELLANEOUS.

         This Agreement (including Exhibits and Schedules) and the Related Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return one counterpart of the same to the Company at the address first listed above.

                                         Very truly yours,

                                         CDI GROUP, INC.


                                         By: __________________________________

                                               Title:__________________________
Accepted and agreed to:

BANCBOSTON VENTURES INC.


By: __________________________________

         Title: __________________________________


HARVEST PARTNERS INTERNATIONAL, LP


By: __________________________________

         Title: __________________________________

HARVEST TECHNOLOGY PARTNERS, LP


By: __________________________________

         Title: __________________________________

EUROPEAN DEVELOPMENT CAPITAL CORPORATION N.V.


By: __________________________________

         Title: __________________________________

DEUTSCHE BETEILIGUNGSGESELLSCHAFT


By: __________________________________

         Title: __________________________________

                                List of Schedules
                                -----------------


Schedule 2.1                       Investors
Schedule 3.4                       Governmental Approvals
Schedule 3.5(a)                    Ownership of Capital Stock
Schedule 10.3                      Restrictive Legend


                                List of Exhibits
                                ----------------

Exhibit A                          Description of Capital Stock
Exhibit B                          Form of Senior Subordinated Note
Exhibit C                          Form of Registration Rights Agreement
Exhibit D                          Form of Stockholder Agreement
Exhibit E                          Form of Legal Opinion

                FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT


         This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of October 16, 1997, is made by and among CDI Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the Investors set forth on the signature pages hereto (each, an "Investor", and collectively, the "Investors").

                                   BACKGROUND

         WHEREAS, the Company and the Investors entered into an Investor Securities Purchase Agreement, dated as of January 30, 1995 (the "Purchase Agreement"), in connection with the acquisition by the Company of Community Distributors, Inc., a corporation organized and existing under the laws of the State of Delaware ("CDI");

         WHEREAS, the Company and CDI entered into a Credit Agreement, dated as of January 30, 1995, with the various banks named therein and Banque Paribas as Agent (the "Old Credit Facility");

         WHEREAS, CDI intends to issue approximately $80,000,000 in Senior Notes due 2004, (the "Notes") and use the proceeds thereof to (i) repay the amounts outstanding under the Old Credit Facility, and (ii) pay a dividend of approximately $45,000,000 to the Company, its sole stockholder;

         WHEREAS, in connection with the repayment of the Old Credit Facility, CDI intends to enter into a new Loan and Security Agreement with PNC Bank, National Association, which Loan and Security Agreement shall provide for a revolving line of credit in the maximum principal amount of $20,000,000 (the "New Credit Facility"); and

         WHEREAS, the Company and the Investors desire to amend the Purchase Agreement to change the reference to the Old Credit Facility to a reference to the New Credit Facility and to add references to the Indenture under which the Company will guarantee CDI's obligations under the Notes.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investors do hereby agree as follows:

1. Amendment of Purchase Agreement.

         The Purchase Agreement is hereby amended, conditional upon the repayment and termination of the Old Credit Facility and entrance by CDI into the New Credit Facility, as follows:

         (a) The definition of the "Credit Agreement" appearing on the second page thereof is hereby deleted in its entirety and the following paragraph is substituted therefor:

         "Credit Agreement" shall mean the Loan and Security Agreement, dated as of October 16, 1997, by and between CDI and PNC Bank, National Associaton, as the same may be amended, renewed or extended from time to time."

         (b) Section 1 of the Purchase Agreement is hereby amending by including the following definition therein:

         "Indenture" shall mean the Indenture dated as of October 16, 1997, of the Company and CDI, and the Bank of New York as Trustee for the Senior Notes due 2004.

         (c) Section 6.1 of the Purchase Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                   "6.1. Delivery of Financial Information. The Company will deliver to each Investor Stockholder copies of all financial reports, notices and all other documents or reports which the Company or any of its Subsidiaries furnishes to any lender to the Company or any of its Subsidiaries promptly upon providing such notices, reports or documents to such lenders; provided, that, in any event, the Company shall deliver to each Investor Stockholder the notices, financial reports and other information described in Section 5.5(a) and (b) of the Credit Agreement as in effect on October 16, 1997 without giving any effect to any amendment or modification of the terms of such provisions, any payment on or discharge of the indebtedness outstanding thereunder, any termination thereof, or any approval, consent, or waiver given pursuant thereto."


         (d) Section 6.4 of the Purchase Agreement is hereby deleted in its entirety and the following paragraph is inserted therefor:

                   "6.4. Confidentiality. Each Investor Stockholder (other than Paribas and Banque Paribas) and its officers and representatives will hold, and use its best efforts to require others to hold, in confidence all proprietary or confidential information of the Company and its Subsidiaries provided or made available to such Investor Stockholder pursuant to this Section 6 until such time as such information has been publicly disclosed other than as a consequence of any breach by an Investor Stockholder of its confidentiality obligations hereunder. Upon exercise of its option under the Paribas Option Agreement, Paribas and Banque Paribas agree to comply with the provisions of Section 14.18 of the Credit Agreement, dated as of January 30, 1995, by and among the Company, Community Distributors, Inc., the banks named therein and Banque Paribas as agent as in effect on the Closing Date, regardless of whether or not such agreement remains in force, as if such provisions are incorporated herein by reference, with respect to all proprietary and confidential information of the Company and its Subsidiaries provided or made available to Paribas and Banque Paribas hereunder."


         (e) Section 6.7 of the Purchase Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

                   "6.7. Transactions with Affiliates. Neither the Company nor any of its Subsidiaries will (a) engage in any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms- length basis in the ordinary course of business, (b) engage in any merger, consolidation or other similar transaction with, or sale of a material amount of assets to, any Affiliate or (c) make any Restricted Payment other than (i) compensation payable to Frank Marfino, Todd Pluymers, Lynn Shallcross, and William Gilligan pursuant to the terms of the Employment Agreements, (ii) payments of base salary to each other executive employee of the Company as currently in effect and any increases thereto or bonuses approved by Company's Board of Directors, (iii) the reasonable compensation for and reimbursement of out-of-pocket expenses of any member of the Board of Directors of the Company or any of its Subsidiaries who is not an employee, officer or shareholder of the Company or any of its Subsidiaries, (iv) the reasonable costs and expenses associated with any rights of board or executive committee attendance or observation or inspection and lodging expenses related thereto, (v) any payments to BBV and Harvest Partners, Inc. or their Affiliates pursuant to the Management Fee Agreement not to exceed $500,000 in aggregate amount in any year, (vi) Distributions permitted pursuant to Section 6.6 hereof or (vii) any "Permitted Payments" or "Exempted Affiliate Transaction," each as defined in the Indenture."

         2. No Other Amendment.

         Except as specifically provided herein, the Purchase Agreement shall remain in full force and effect in the form in which it existed on the date hereof prior to giving effect to the terms of this First Amendment to Investor Securities Purchase Agreement and the Company and the Investors ratify and reaffirm the Purchase Agreement in its entirety, as modified hereby.


                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have cause this First Amendment to Securities Purchase Agreement to be duly executed as an instrument under seal as of the date first above written.

COMPANY:
                                     CDI GROUP, INC.


                                     By: _____________________________________

                                           Title: ____________________________


INVESTORS:
                                     BANCBOSTON VENTURES INC.


                                     By: ______________________________________

                                           Title: _____________________________


                                     HARVEST PARTNERS INTERNATIONAL, LP


                                     By: ______________________________________

                                           Title: _____________________________


                                     HARVEST TECHNOLOGY PARTNERS, LP


                                     By: ______________________________________

                                           Title: _____________________________


                                     EUROPEAN DEVELOPMENT CAPITAL
                                     CORPORATION N.V.


                                     By: ______________________________________

                                           Title: _____________________________

                                     DBG AUSLANDS-HOLDING GMBH


                                     By: ______________________________________

                                           Title: _____________________________


                                     PARIBAS PRINCIPAL, INCORPORATED


                                     By: ______________________________________

                                           Title: _____________________________